SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 30, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-30048	93-1225376

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7396

N/A

(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Exhibit 4.1
Exhibit 4.2
Exhibit 8

Item 5. Other Events.

Trust and Servicing Agreement

The definitive Trust and Servicing Agreement for the Bay View 2002-LJ-1 Owner Trust, dated as of September 1, 2002, among Bay View Securitization Corporation, as transferor, Bay View Acceptance Corporation, as servicer, Deutsche Bank Trust Company Americas, as indenture trustee and back-up servicer, Systems & Services Technologies, Inc., as standby servicer, and Wilmington Trust Company, as owner trustee, is filed herewith.

Indenture

The definitive Indenture, dated as of September 1, 2002, between Bay View 2002-LJ-1 Owner Trust, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee, is filed herewith.

Tax Opinion

The Federal income tax opinion dated September 30, 2002 relating to the Bay View 2002-LJ-1 Owner Trust is filed herewith.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

4.1	Definitive Trust and Servicing Agreement, dated as of September 1, 2002, for the Bay View 2002-LJ-1 Owner Trust
4.2	Definitive Indenture, dated as of September 1, 2002, between Bay View 2002-LJ-1 Owner Trust, as issuer, and Deutsche Bank Trust Company Americas, as indenture trustee
8	Federal income tax opinion dated September 30, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Date: October 24, 2002	By:	/s/ Brian W. Smith

Brian W. Smith First Vice President and Controller

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